UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2007

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC.
FORM 8-K
May 16, 2007

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

  On May 16, 2007, at a regularly scheduled meeting of the Board of Directors ("Board") of First Midwest Bancorp, Inc. (the "Company"), the Board appointed John M. O'Meara (61), the Company's current Chief Executive Officer, to the additional office of Chairman of the Board. Mr. O'Meara has served as the Company's President and Chief Executive Officer since 2003, before which he served as the Company's Chief Operating Officer and as Chairman and Chief Executive Officer of the Company's wholly owned subsidiary First Midwest Bank (the "Bank"). John M. O'Meara is the brother of Robert P. O'Meara, Vice Chairman of the Company's Board.

The Board also appointed Michael L. Scudder (46) as the President and Chief Operating Officer of the Company, and Thomas J. Schwartz (57) has been appointed by the Bank's Board of Directors as the President and Chief Operating Officer of the Bank. Prior to his appointment as President and Chief Operating Officer of the Company, Mr. Scudder served as the Company's Executive Vice President, Chief Financial Officer since 2002, and as the Group Executive Vice President and Chief Financial Officer of the Bank from 1995 to 2002. Prior to his appointment as President and Chief Operating Officer of the Bank, Mr. Schwartz served as the Bank's Group President, Commercial Banking since 2000.

At this meting the Board also appointed to the Company Paul F. Clemens (54), Executive Vice President and Chief Financial Officer, and Cynthia A. Lance (38), Executive Vice President and Corporate Secretary. Prior to his appointment as the Company's Executive Vice President and Chief Financial Officer, Mr. Clemens served as the Company's Senior Vice President, Chief Accounting Officer, and Principal Accounting Officer since August 2006. Before joining the Company, Mr. Clemens served as the Chief Financial Officer of the western Michigan market of Fifth Third Bank. Prior to joining the Company, Ms. Lance served as Assistant General Counsel for CBOT Holdings, Inc. since 2006, and Assistant General Counsel for NYSE Group, Inc. (formerly Archipelago Holdings, Inc.) from 2004 to 2006. Before joining Archipelago Holdings, Ms. Lance was a corporate attorney for the Chicago law office of Sonnenschein, Nath & Rosenthal.

The press release announcing the forgoing appointments, each of which are effective immediately, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

2

Each of the forgoing appointees are parties to an Indemnification Agreement, the form of which is attached as Exhibit 10.4 to the Registrant's Report on Form 10-Q for the period ending March 31, 2007 ("Form 10-Q"). They each are also a party to an Employment Agreement with the Company, the forms of which are attached to the Form 10-Q as Exhibit 10.5 for John M. O'Meara, Exhibit 10.6 for Michael L. Scudder and Thomas J. Schwartz and 10.7 for Paul F. Clemens and Cynthia A. Lance. They are also entitled to participate in the Company's employee benefit plans. At this meeting, the Board also approved the issuance of 1,414 shares of the Company's common stock to Ms. Lance in connection with her appointment.

Item 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

The following Exhibit is furnished as part of this Current Report on Form 8-K.
99.1	Press Release of the Registrant dated May 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: May 21, 2007	/s/ / PAUL F. CLEMENS
Paul F. Clemens Executive Vice President, Chief Financial Officer and Principal Accounting Officer